Exhibit 10.14

CONTRIBUTION AGREEMENT

DATED AS OF DECEMBER ____, 2004

by and among

THE MEMBERS OF

CHURCH AND COMMERCE, LLC

AND

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

_____________________________

EXHIBITS

Exhibit A               Share Ownership and Purchase Price Allocation for Shares

Exhibit A-1            Membership List as of  December _____, 2004

Exhibit B               Property Description

Exhibit C               Contracts Schedule

Exhibit D               Loan Documents

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is made and entered into as of this ____ day of December, 2004, by and between Advance America, Cash Advance Centers, Inc., a Delaware corporation (“Advance America”), Revocable Trust Agreement of George Dean Johnson, Jr., George Dean Johnson, Jr., Trustee; Dan C. Breeden, Jr., Trustee under Susan P. Johnson Revocable Trust dated 7/17/01; Steven A. McKenzie; Brenda G. McKenzie; Dean L. Buntrock; Rosemarie Buntrock; Charley Buntrock Zeches; Margot Weinstein; Charley Buntrock Zeches and Margot Weinstein as Co-Trustees of the Dean L. Buntrock Grandchildrens Trust dated January 1, 1997; Donovan A. Langford, III; Clayton Bunctrock; John P. Nuzzo; William M. Webster, IV; Lindsay L. Webster; George Dean Johnson, Jr., Trustee of the Irrevocable Trust Agreement dated March 15, 1999;  Stewart H. Johnson; A. Foster Chapman; Dan C. Breeden, Jr., Trustee under AAI/GDJ, III Trust dated April 21, 1998; Dan C. Breeden, Jr., Trustee under AAI/SPJ Trust dated April 21, 1998; Daniel C. Breeden, Jr.; Jane J. Breeden; Jane J. Breeden as Custodian for Sally Johnson Breeden under the Uniform Gifts for Minors Act; Jane J. Breeden as Custodian for Anne Carroll Breeden under the Uniform Gifts for Minors Act; Jane J. Breeden as Custodian for Mary Nicholson Breeden under the Uniform Gifts for Minors Act; Robert A. Brannon; John T. Egeland; and Robert M. Edsel (each a “Member,” and collectively, the “Members”).

Recitals

The Members own all of the outstanding Membership Shares (the “Shares”) in Church and Commerce, LLC, a South Carolina limited liability company (the “Company”).  Each of the Members desires to contribute, and Advance America desires to accept, all of the Shares of the Company, on the terms and subject to the conditions of this Agreement.  For federal income tax purposes, it is intended that the contribution of the Shares to Advance America pursuant to this Agreement be treated as a tax free contribution under Section 351 of the Internal Revenue Code of 1986, as amended.

Covenants

In consideration of the mutual representations, warranties and covenants and subject to the conditions contained in this Agreement, the parties agree as follows:

ARTICLE I

Definitions

The following terms, as used herein, have the following meanings:

1.1          Defined Terms

                “Financial Statements” means the financial statements (including the notes thereto) referenced in Section 3.4.

                “GAAP” means the generally accepted United States accounting principles, applied on a basis consistent with the basis on which the Financial Statements were prepared but not including any accounting for ad valorem taxes which are the responsibility of, and accounted for, by Advance America as the Tenant under the Lease defined below.

“Governmental Authority” means any foreign or United States federal, state or local governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any law, action or governmental order and those arising under any contract, agreement, arrangement, commitment or undertaking or otherwise in respect of the assets or the business of the Companies.

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset, other than Liens for fees, taxes, levies, duties or other governmental charges of any kind, Liens of mechanics, materialmen, laborers, employees or suppliers and similar Liens, in each case arising by operation of law incurred in the ordinary course of business for sums that are not yet due and payable or are being contested in good faith.  For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

“Loan Obligation” means the outstanding indebtedness of the Company, which is due under that certain Note originally executed by the Company on or about May 16, 2002 in favor of National Integrity Life Insurance Company.

“Person” means a natural person, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Property” means that certain parcel of real property located at Church and Commerce Streets, in the City of Spartanburg, County of Spartanburg, State of South Carolina, as more particularly described on Exhibit B attached hereto and hereby made a part hereof, together with all buildings, structures and other improvements located thereon.

1.2          Referenced Terms

Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Caption
Closing	2.2
Closing Date	2.2
Common Stock	2.1
Company	Recitals

Damages	9.1
Effective Time	2.2
Indemnified Party	9.2
Indemnified Persons	9.1
Indemnifying Party	9.2
Lease	3.11
Members	Caption
Shares	Recitals

ARTICLE II

Contribution of Shares

2.1          Contribution of Shares.  Subject to the terms and conditions of this Agreement, at the Closing each of the Members shall contribute and transfer to Advance America the Shares that are indicated as owned by that Member on Exhibit A attached hereto and hereby made a part hereof, and Advance America shall accept the Shares from the Members.  In consideration for the Shares, Advance America shall issue to the Members an aggregate of ______ shares of fully paid, non-assessable, authorized common stock, no par value per share, of Advance America (the “Common Stock”), as allocated to the Members as indicated on Exhibit A (the “Contribution Stock”).

2.2          Closing.  The closing of the contribution of Shares, and of the other transactions contemplated herein, will take place at the offices of Advance America, at _____ ___.m. (Eastern time), on December ___, 2004, or at such other time and place as the parties may agree (such event is referred to as the “Closing,” and such date is referred to as the “Closing Date”).

2.3          Closing Obligations

2.3.1       The Members’ Closing Deliveries.  At the Closing, the Members shall deliver to Advance America assignment instruments representing the Shares and investment letters, duly executed; consent of the holder of the Loan Obligation to the transfer of the Shares, and any and all other agreements, certificates, instruments and documents that shall be reasonably required of Members under this Agreement.

2.3.2       Advance America’s Closing Deliveries.  At the Closing, Advance America will deliver to the Members certificates, evidencing the Contribution Stock registered in the respective names of the Members as set forth on Exhibit A, and any and all other agreements, certificates, instruments and documents that shall be reasonably required of Advance America under this Agreement.

ARTICLE III

Representations and Warranties of the Members

3.1          Organization, Power and Good Standing.  Each Member warrants that the Company is a limited liability company, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and the Company has full limited liability and authority (i) to own or lease the assets and properties it purports to own or use, (ii) to conduct the business as it is now being conducted, and (iii) to carry out the other transactions and agreements contemplated by this Agreement.  The Company has heretofore delivered to Advance America true and complete copies of its organizational documents as currently in effect.

3.2          Financial Statements.  References to “Financial Statements” includes:

3.2.1       balance sheets for the Company as at December 31, 2003, and the related statements of income and equity, and cash flows for each of the fiscal years then ended.

3.2.2       balance sheet for the Company as at September 30, 2004 (“Companies’ Interim Balance Sheet”), and the related statements of income and equity, and cash flows for the nine months then ended; and

3.2.3       balance sheet for the Company as at November 30, 2004 (“Effective Time Balance Sheet”), and the related statements of income and equity, and cash flows for the eleven months then ended.

Such Financial Statements are true, complete, and accurate in all material respects and fairly present the financial condition and the results of operations, changes in members’ equity, and cash flow for the Companies as at the respective dates of and for the periods referred to in such Financial Statements, all in accordance with GAAP, subject, in the case of interim Financial Statements, to normal recurring adjustments (the effect of which will not, individually or in the aggregate, have a material adverse effect).

3.3          Liabilities of the Companies.  The Company has no Liabilities except for: (i) Liabilities reflected or reserved against in the Company’s Balance Sheet, the Company’s Interim Balance Sheet, or the Effective Time Balance Sheet, (ii) current Liabilities incurred in the ordinary course of business since the date of the Company’s Interim Balance Sheet which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect.

3.4          Books and Records.  All books of account, minute books, stock record books, and other records of the Company, all of which have been made available to ADVANCE AMERICA, are complete and correct in all material respects.  The minute book of the Company contains materially accurate and complete records of all formal meetings held of, and formal actions taken by, each Company’s governors, managers, or members (in the case of a limited liability company) or the shareholders, the board of directors, and committees of the board of the directors  (in the case of a corporation) (collectively referred to as the “Managers”), and no formal meeting of any Managers has been held for which minutes have not been prepared and are not contained in such minute books.  At the Closing, all of such books and records will be in the possession of the Company.

3.5          Title to Assets and Properties.  The Company owns (with good and marketable title, subject only to the matters permitted by the following sentence) all the properties and assets (whether real, personal or mixed and whether tangible or intangible) that it purports to own located in the facilities owned or operated by it or reflected as owned in the books and records of the Companies, including all of the properties and assets reflected in Companies’ Balance Sheet and Companies’ Interim Balance Sheet (except personal property sold since the date of Companies’ Balance Sheet or Companies’ Interim Balance Sheet, as the case may be, in the ordinary course of business), and all of the properties and assets purchased or otherwise acquired by such Company since the date of Company’s Balance Sheet and Companies’ Interim Balance Sheet (except for personal property acquired and sold since the date of Companies’ Balance Sheet or Companies’ Interim Balance Sheet, as the case may be, in the ordinary course of business and consistent with past practice).  All properties and assets reflected in Company’s Balance Sheet and Companies’ Interim Balance Sheet are free and clear of all Liens and are not, in the case of real property, subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except, with respect to all such properties and assets:  (i) mortgages or security interests shown on Companies’ Balance Sheet or Companies’ Interim Balance Sheet as securing specified liabilities or obligations, with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists; (ii) mortgages or security interests incurred in connection with the purchase of property or assets after the date of Companies’ Interim Balance Sheet (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists; (iii) Liens for current taxes, which are due and payable but not past due; and (iv) with respect to real property, (A) minor immaterial imperfections of title, if any, none of which is substantial in amount, materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of the Company, (B) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto, (C) that certain Lease Agreement by Company as lessor and Advance America as lessee dated September 1, 2000; and (D) those other exceptions to title as more particularly set forth in that that certain Owner’s Title Policy with an effective date of May 16, 2002, 4:06 P.M. issued by First American Title Insurance Company.

3.6          Authority and Binding Obligation.  Each Member: (a) has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and perform his, her or its obligations hereunder and this Agreement constitutes the legal, valid and binding obligations, subject to general equity principles, of such Member, enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or reorganization or similar laws affecting the rights of creditors generally; and (b) owns the Shares indicated as owned by it on Exhibit A, free and clear of any Lien and such Shares are not bound by or subject to any proxy agreement, voting trust or other restriction regarding the voting thereof.

3.7          Acknowledgements.  Each Member is aware and understands that (i) Advance America is relying upon the representations, warranties, and agreements set forth in this Article III in determining the applicability of certain laws and regulations to the transactions contemplated hereby and accordingly such representations and warranties shall survive the Closing; (ii) there are substantial risks incident to an investment in the Common Stock, an investment in the Common Stock is inherently speculative in nature, and each Member may suffer a complete loss of investment; (iii) no federal or state agency has passed upon the Common Stock or made any finding or determination as to the fairness of this investment or the merits of the terms of the offer and the sale of the Common Stock; (iv) each Member must bear the economic risk of its investment in the shares of Common Stock for an indefinite period of time because the shares of Common Stock have not been registered under the Securities Act or any state securities law and, therefore, cannot be sold or transferred unless either they are subsequently registered under the Securities Act or an exemption from such registration is available; (v) ownership of the Common Stock is suitable only for persons who have adequate means of providing for their current needs and personal contingencies and have no need for liquidity in this investment; (vi) there is no market for the Common Stock and none is likely to develop; and (vii) the shares of Common Stock are and will be “restricted securities,” as said term is defined in Rule 144 promulgated under the Securities Act.

3.8          Investment Purpose.  Each Member severally is acquiring the shares of Common Stock for investment, for its own account and not with a view to distribution or resale, and is not holding all or any portion of the shares of Common Stock for any other person.  Each Member shall execute an investment letter or subscription agreement that Advance America and its counsel may rely upon as to the Member’s understandings and representations in acquiring its respective Common Stock.

3.9          Accredited Investor.  Each Member severally warrants it is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act.

3.10        Real Property.  The only real property owned by the Company is the Property.

3.11        Lease.  The Members warrant and represent to Advance America that the only lease entered into by the Company that affects the Property is that certain Lease Agreement (the “Lease”) between the Company, as lessor, and Advance America, as lessee, dated September 1, 2000.  The Lease is an enforceable agreement of the Company.  The Company has fulfilled all material obligations required to have been performed by the Company.  The Company is not in material breach of or material default under the Lease, and no event has occurred that, with the passage of time or giving of notice or both, would constitute such a material breach or default, result in a loss of any material rights or result in the creation of any Lien thereunder or pursuant thereto.

3.12.       Existing Contracts.  The Members warrant and represent to Advance America that the schedule attached hereto as Exhibit C (the “Contracts Schedule”) and hereby made a part hereof is true, correct and complete with respect to all service, maintenance, repair, management, supply and other contracts (including, without limitation, all service contracts of the Tenant) affecting the Property entered into by the Company.

3.13        Insurance.  The Members warrant and represent to Advance America that Advance America as Tenant under the lease is responsible for maintaining such insurance policies for the Property as are customarily maintained with respect to similar properties.  To each Member’s knowledge, true, correct and complete copies of all insurance policies with respect to the Property are in the possession of Advance America.  No Member has received nor does any Member have knowledge of any notice or request from any insurance company requesting the performance of any work or alteration with respect to the Property.

3.14        Litigation.  The Members warrant and represent to Advance America that there are no actions, suits or proceedings before any judicial or quasi-judicial body, by any governmental authority or other third party, pending or to the Member’s best knowledge, threatened, against or affecting all or any portion of the Property and, to the Member’s best knowledge, there is no basis for any such action.  There are no action, suits or proceedings pending, contemplated or threatened by the Company in connection with all or any of the Property or the Company’s ownership, rights, use, development or maintenance thereof, including, without limitation, tax reduction proceedings; and from and after the date hereof, the Company shall not commence or allow to be commenced on its behalf any action, suit or proceeding with respect to all or any portion of the Property without the prior written consent of Advance America.  No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending, or, to the Member’s knowledge, threatened, against the Company.

3.15        Compliance with Laws.  To the Members’ best knowledge and as of the date possession of the Property was delivered to Advance America as Tenant under the lease, the Property was in full compliance with all existing laws, rules, regulations, ordinances and orders of all applicable federal, state, city and other governmental, authorities in effect as of the Execution Date (collectively “Laws”), including, without limitation, (a) the Americans with Disabilities Act, 42 U.S.C. § 12102, et seq., together with all rules, regulations and official interpretations promulgated pursuant thereto, and (b) all Laws with respect to zoning, building, fire, life safety, health codes and sanitation.  The Company has not received any notice of, and the Members have no knowledge of, any condition currently or previously existing on the Property or any portion thereof which may give rise to any violation of any existing Law applicable to the Property if it were disclosed to the authorities having jurisdiction over the Property.

3.16        Condemnation; Special Assessments.  No Member has received and no Member has knowledge of any pending or contemplated condemnation, eminent domain or similar proceeding or special assessment which would affect the Property or any part thereof in any way whatsoever.

3.17        Disclosure.  To the Member’s best knowledge, the Company has disclosed to Advance America all information relating to the Property that could reasonably be expected to have a material adverse effect on the Property.

3.18        No Conflicts.  The execution and delivery of this Agreement by the Members, the consummation of the transactions herein contemplated to be performed by the Members, and compliance with the terms of this Agreement by the Members will not conflict with, or, with or without notice or the passage of time or both, result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, deed of trust, mortgage, loan agreement, or other document, instrument or agreement, oral or written, to which any Member is a party or by which the Company or its assets are bound, or any applicable regulation of any governmental agency or any judgment, order or decree of any court having jurisdiction over the Company or all or any portion of the Property.

3.19        Material Misstatements or Omissions.  No representations or warranties by the Members or the Company in this Agreement, nor any document, exhibit, statement, certificate or schedule heretofore or hereinafter furnished to Advance America by the Members or Company pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements or facts contained therein not misleading.

3.20        Taxes.  All business, occupation, sales, use and other similar taxes imposed with respect to all or any portion of the Property or the operation thereof for its currently intended purpose, which are due and payable by the Company have been paid in full, or will be paid in full by the Company as and when such taxes become due and payable.  The Company has timely and properly filed (or timely requested  extensions with respect to) all federal, state, local and foreign tax returns, reports and forms for which it is or has been required to file with respect to the operation, use and ownership of the Property and, all such returns, reports and forms are (or were at the time of their filing) true, correct and complete in all material respects.

3.21        Survival.  All of the representations and warranties of the Members and the Company respectively set forth in this Agreement shall be true upon the Execution Date, shall be deemed to be repeated at and as of the Closing Date (except as otherwise disclosed in writing to Advance America) and shall survive the delivery of the Deed and the Closing.

3.22        Loan Obligation.  All installments of interest and principal and all other sums required to be paid under the terms of the loan documents for the Loan Obligation (collectively, the “Loan Documents”) have been paid and, as of the date hereof, the aggregate outstanding principal amount of the Loan Obligation is _____________________ Dollars ($_______________)  The Loan Obligation is in good standing and the Loan Documents are in full force and effect, and the Company is not in default thereunder nor do the Members have any knowledge of any event or circumstance which, with or without the giving of notice, the passage of time or both, may constitute a default under the Loan Documents.  No proceeding has ever been filed to foreclose any deed of trust or mortgage securing the Loan Obligation and, to the Member’s knowledge, no such proceeding is pending or threatened.  The Company has not received any notice of any claimed default under, or violation of, the terms of the Loan Documents.  The copies of the Loan Documents which are being furnished by the Company to Advance America in accordance with the terms of this Agreement (and which are each identified on Exhibit D attached hereto and hereby made a part hereof) are true, complete and correct copies of the same and have not been amended, modified or supplemented other than as set forth on Exhibit D.

3.23        Purpose.  The Company has been formed solely for the purpose of  owning, developing, and leasing the Property, and the Company does not engage in any business unrelated to its interest in the Property and the ownership, development and leasing thereof.  The Company has not and will not have any assets other than those related to its interest in the Property or the development and leasing thereof or any indebtedness other than the Loan Obligation or any other obligations, other than those in the Lease.

3.24    Limitation on Claims.  No claims that representations and warranties were violated or untrue will be made if the claim is based upon facts arising by virtue of (i) acts of omission or commission caused or permitted by Advance America contrary to the terms of the Lease or (ii) any matters or conditions directly or indirectly caused or permitted by Advance America during the term of the Lease.

ARTICLE IV

Representations and Warranties of Advance America

4.1          In order to induce the Member to enter into this Agreement and to consummate the transactions contemplated hereunder, Advance America represents and warrants to the Members that the statements contained in the Prospectus issued October 29, 2004 are correct and complete as of the date of this Agreement.

4.2          Organization, Power and Authority of Advance America.  Advance America is a corporation duly organized and validly existing under the laws of Delaware, with full power and authority (i) to own or lease the assets and properties it purports to own or use, (ii) to conduct its business as it is now being conducted, and (iii) to carry out the other transactions and agreements contemplated by this Agreement.

4.3          Due Authorization; Binding Obligation; No Conflicts; and Consents.  The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action of Advance America and Advance America has the absolute and unrestricted right, power, and authority to execute this Agreement and perform its obligations hereunder.  This Agreement has been duly executed and delivered by Advance America and constitutes the legal, valid and binding obligation, subject to general equity principles, of Advance America, enforceable against Advance America in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.  Except for filings and notices under the HSR Act, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby:  (i) will conflict with or violate any provision of the certificate of incorporation or bylaws of Advance America, of any decree or order of any Governmental Authority which is either applicable to, binding upon or enforceable against Advance America, or (ii) result in any breach of or default under any mortgage, contract, agreement, indenture, will, trust or other instrument which is either binding upon or enforceable against Advance America.  Except for filings and notices under the HSR Act, Advance America is not, and will not be, required to obtain the approval, consent, ratification, waiver or other authorization from, or make any filing or notification with, any Person (including a Governmental Authority) in connection with the execution and delivery of this Agreement or the consummation or performance of the transactions contemplated by this Agreement.

ARTICLE V

Covenants of the Parties

5.1          Reasonable Best Efforts.  Each party hereto will use its reasonable best efforts to cause to be satisfied as soon as practicable and prior to the Closing Date all of the conditions to its respective obligations to consummate the contribution of the Shares and to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement and to obtain all authorizations, consents, orders, approvals, and permits of any Person or Governmental Authority that may become necessary for its execution and delivery of, and performance of its obligations pursuant to, this Agreement.  Each party hereto agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

5.2          Conduct of Business Pending the Closing.  From and after the execution and delivery of this Agreement and until the Closing Date, except as otherwise provided by the prior written consent of Advance America:

5.2.1  the Members will cause the Company to conduct its business and operations in the manner in which it has heretofore been conducted, and the Members will use, and cause each Company to use, its reasonable best efforts to (i) preserve the business organization of the Company intact, (ii) keep available to Advance America the services of the agents of the Company, and (iii) preserve the relationships with the, tenants, creditors, suppliers and others having dealings with the Company; and

5.2.2  the Members will, and will cause the Company to, maintain all of the Company’s assets and properties in customary repair, order and condition, reasonable wear and use excepted, and will cause the maintenance of insurance of such types and in such amounts upon all of their assets and properties and with respect to the conduct of their operations as are in effect on the date of this Agreement.

5.3          Access to the Properties and Records of the Companies.  From and after the execution and delivery of this Agreement, the Members will, and will cause the Company and its representatives to, afford to Advance America and to the representatives of Advance America full access, during normal business hours and upon reasonable notice, to each Company’s properties, contracts, books and records, and other documents and data.

5.4          Power of Attorney.  Effective as of the Effective Time, the Members appoint Advance America and its successors and assigns, the true and lawful attorney or attorneys of the Members with full power of substitution, in the name of each Member, but on behalf and for the benefit of and at the expense of Advance America: (i) to institute and prosecute, in the name of the Members or otherwise, all proceedings which Advance America may deem necessary or desirable to collect, assert or enforce any claim, right or title of any kind in or to the Shares subject to the prior consent of the Members, which consent shall not be unreasonably withheld; (ii) to defend and compromise any and all actions, suits or proceedings in respect of the Shares; and (iii) to do all such acts and things in relation to the foregoing as are reasonably necessary to exercise such powers as Advance America may deem advisable.  The foregoing power is coupled with an interest and shall be irrevocable by the Members in any manner or for any reason.  Advance America shall retain for its own account any amounts collected pursuant to the foregoing power, including any sums payable as interest in respect thereof, and the Members shall pay to Advance America, when received, any amounts which shall be received by the Members in respect of any accounts receivable or other assets or properties related to any Company.

5.5          Required Approvals.  As promptly as practicable after the date of this Agreement, the Members will, and will cause the Company to, make all filings required by any law, regulation, ordinance or governmental order to be made by them in order to consummate the transactions contemplated by this Agreement (including all filings under the HSR Act, if any).  Between the date of this Agreement and the Closing Date, the Members will, and will cause each Company to, (i) cooperate with Advance America with respect to all filings that Advance America elects to make or is required by any law, regulation, ordinance or governmental order to make in connection with the transactions contemplated by this Agreement, and (ii) cooperate with Advance America in obtaining all approvals and consents Advance America reasonably deems necessary or desirable to consummate the transactions contemplated by this Agreement (including taking all actions requested by Advance America, if any, to cause early termination of any applicable waiting period under the HSR Act).

ARTICLE VI

Conditions to the Obligation of Advance America

The obligation of Advance America to accept the Shares or otherwise consummate the Closing shall be subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

6.1          Receipt of Necessary Consents.  All required consents or approvals of third parties, in form and substance reasonably acceptable to Advance America, necessary to convey to Advance America all of the Shares as contemplated by this Agreement shall have been obtained and must be in full force and effect and shown by written evidence reasonably satisfactory to Advance America.

6.2          Closing of IPO of Advance America Common Stock.  The occurrence of the closing of the initial public offering of Advance America’s common stock, as contemplated by Advance America’s registration statement on Form S-1 under the Securities Act of 1933, as amended.

6.3          Approval by Company’s Mortgage Lender.  Advance America shall have obtained from the Company’s mortgage lender, on terms satisfactory to Advance America in its sole discretion, the approvals necessary to complete the transactions contemplated by this Agreement.  Such Approval shall require the limited recourse guaranty of Advance America’s subsidiary, Advance America, Cash Advance Centers of South Carolina, Inc. (the “Substitute Guarantor”).

                Between the date of this Agreement and the Closing Date, Advance America will, and will cause the Substitute Guarantor to, (i) cooperate with Advance America with respect to obtaining approval from the Company’s mortgage lender in connection with the transactions contemplated by this Agreement, and (ii) cooperate with the Company in obtaining all approvals and consents the Company reasonably deems necessary or desirable to consummate the transactions contemplated by this Agreement.

6.4          Resignations.  The resignation of the Company’s Manager for the Substitute Guarantor to accept immediately after closing.

6.5          Termination.  The termination of the property management agreement with Company’s property manager, Johnson Development Associates, Inc.

ARTICLE VII

Conditions to Obligations of the Members

The obligations of the Members to contribute the Shares shall be subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

7.1          Certified Resolutions.  Advance America shall have delivered to the Members a copy of a resolution adopted by its board of directors authorizing the transactions contemplated by this Agreement, certified as of the Closing Date by its secretary or assistant secretary.

7.2          No Prohibition.  There shall not be any order of any court restraining, prohibiting or invalidating the Members’ contribution of the Shares to Advance America or any other material transaction contemplated hereby.

ARTICLE VIII

Certain Actions After the Closing

8.1          Delivery of Property Received by the Members After Closing.  The Members agree that they will transfer or deliver to Advance America or the Companies, promptly after the receipt thereof, any cash or other property which the Members receive after the Closing Date in any respect of any claims, contracts, licenses, leases, or other agreements or commitments, or any other items retained or intended to be retained by the Company.

8.2          Execution of Further Documents.  From and after the Closing, upon the reasonable request of Advance America, the Members shall execute, acknowledge and deliver all such further acts, deeds, bills of sale, assignments, transfers, conveyances, powers of attorney and assurances as may be required to convey and transfer to and vest in (i) each Company, and protect, its right, title and interest in all of the assets and properties comprising each Company’s business; and (ii) Advance America, and protect, its right, title and interest in the Shares; and similarly from and after the Closing, upon the reasonable request of the Members, Advance America shall execute, acknowledge and deliver all such further acts, deeds, bills of sale, assignments transfers, conveyances, powers of attorney and assurances as may be required to convey and transfer to and vest in the Members, and protect, their right, title and interest in the Contribution Shares transferred to the Members pursuant to this Agreement; and, in each case, as may be appropriate otherwise to carry out the transactions contemplated by this Agreement.

ARTICLE IX

Indemnification

9.1          Indemnification by the Members.  Each Member will severally indemnify and hold harmless Advance America and its employees, Members, controlling persons, and Affiliates (collectively, the “Indemnified  Advance America Persons”) for, and will pay to the Indemnified Advance America Persons the amount of, any loss, liability, claim, damage (excluding incidental and consequential damages), or expense (including costs of investigation and defense and reasonable attorneys’ fees), whether or not involving a third-party claim (collectively, “Advance America

Damages”), arising directly or indirectly from or in connection with:  (i) any breach of any representation or warranty made by such Member in this Agreement, or any certificate or other document delivered pursuant to or in connection with this Agreement; (ii) any breach by such Member of any covenant or obligation of such Member in this Agreement; or (iii)  any claim by any Person for brokerage or finder’s fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person, with any of the Members (or any Person acting on their behalf) in connection with any of the transactions contemplated by this Agreement.   Advance America will severally indemnify and hold harmless the Members (collectively, the “Indemnified Members”) for, and will pay to the Indemnified Members the amount of, any loss, liability, claim, damage (excluding incidental and consequential damages), or expense (including costs of investigation and defense and reasonable attorneys’ fees), whether or not involving a third-party claim (collectively, “Members’ Damages”), arising directly or indirectly from or in connection with:  (i) any breach of any representation or warranty made by Advance America in this Agreement, or any certificate or other document delivered pursuant to or in connection with this Agreement; (ii) any breach by Advance America of any covenant or obligation of Advance America in this Agreement; or (iii)  any claim by any Person for brokerage or finder’s fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person, with Advance America (or any Person acting on their behalf) in connection with any of the transactions contemplated by this Agreement.

9.2          Notification of Claims.  (a) A party which may be entitled to be indemnified pursuant to Section 8.1 (the “Indemnified Party”) shall promptly notify the party liable for such indemnification (the “Indemnifying Party”) in writing of any pending or threatened claim or demand which the Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement (including a pending or threatened claim or demand asserted by a third party against the Indemnified Party), describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or demand; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article VIII except to the extent that the Indemnifying Party is materially prejudiced by such failure.  Subject to the Indemnifying Party’s right to defend in good faith third party claims as hereinafter provided, the Indemnifying Party shall satisfy its obligations under this Article VIII within 30 days after the receipt of written notice thereof from the Indemnified Party.

(b)           If the Indemnified Party shall notify the Indemnifying Party of any claim or demand pursuant to Section 8.2(a), and if such claim or demand relates to a pending or threatened claim or demand asserted by a third party against the Indemnified Party, the Indemnifying Party shall have the right to employ counsel reasonably acceptable to the Indemnified Party to defend any such claim or demand asserted against the Indemnified Party.  The Indemnified Party shall have the right to participate in the defense of any such claim or demand at its own expense.  The Indemnifying Party shall notify the Indemnified Party in writing, as promptly as possible (but in any case before the due date for the answer or response to a claim) after the date of the notice of claim given by the Indemnified Party to the Indemnifying Party under Section 8.2(a) of its election to defend any such third party claim or demand.  The Indemnified Party shall make available to the Indemnifying Party or its agents all records and other materials in the Indemnified Party’s possession reasonably required by the Indemnifying Party for its use in defending any third party claim or demand.  Neither the Indemnified Party nor the Indemnifying Party

shall settle or compromise any claim or demand for which indemnity is sought pursuant to this Article VIII without the prior written consent of the other party, which shall not be unreasonably withheld or delayed.

9.3          Survival.  All the representations, warranties, and agreements of the parties contained in this Agreement, or any certificate or other document delivered pursuant to or in connection with this Agreement shall survive the Closing indefinitely.

9.4          Sole Remedy.  The sole remedy of the parties hereto for any breach for non-performance of any provision of this Agreement, other than a breach or non-performance of any provision of this Agreement by Advance America or the Members prior to the Closing, shall be the indemnification provided by this Article VIII or injunctive or other equitable relief (it being agreed by the parties that each of the covenants and agreements of the parties set forth herein, including without limitation, any agreement as to the payment of any moneys to be paid after the Closing shall be specifically enforceable).

ARTICLE X

Miscellaneous

10.1        Amendment and Modification.  The parties hereto may amend, modify and supplement this Agreement in such manner as may be agreed upon in writing by Advance America, on the one hand, and a majority in interest of the Members, on the other hand.

10.2        Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives.

10.3        Entire Agreement.  This Agreement and the Exhibit attached hereto contain the entire agreement of the parties hereto with respect to the contribution of the Shares and the other transactions contemplated herein, and supersede all prior understandings and agreements of the parties with respect to the subject matter hereof.  Any reference herein to this Agreement shall be deemed to include the Exhibit attached hereto.

10.4        Headings.  The descriptive headings in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

10.5        Execution in Counterpart.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

10.6        Notices.  Any notice, request, information or other document to be given hereunder to any of the parties by any other party shall be in writing and delivered to the parties at the following addresses (or to such other address as a party may have specified by notice to the other party pursuant to this provision):

If to Members, addressed to the addresses listed for each Member on Exhibit A-1 attached hereto and hereby made a part hereof.

If to Advance America, addressed to:

Advance America, Cash Advance Centers, Inc.
135 N. Church Street
Spartanburg, South Carolina 29306
Attn:  Sterling Laney — Vice President and Counsel
Telephone:        (864) 342-5877

Fax: (864) 342-5920

with a copy to:

Skadden, Arps, Slate, Meagher & Flom, LLP

4 Times Square

New York, New York 10036

Attn: Susan J. Sutherland, Esq.

Telephone: (212) 735-3000

Fax: (212) 735-2000

Any such notice shall be deemed given (i) when receipted for by the party to whom addressed, in the case of personal delivery; (ii) the next business day following service by overnight mail or delivery service; (iii) the third business day following the deposit in the U.S. mail, postage prepaid, registered or certified mail, return receipt requested; or (iv) upon receipt of electronic facsimile transmission, provided that a copy of such facsimile notice shall simultaneously be sent to the address by certified or registered mail, return receipt requested.

10.7        Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of South Carolina applicable to contracts made and to be performed therein and without regard to such State’s conflict of law provisions; the rights and remedies of the parties hereunder shall be determined in accordance with the laws of South Carolina.  The Members and Advance America acknowledge that the above provisions of this Section 10.7 are just, fair and reasonable to the parties and the parties’ respective agents, employees and representatives.  The Members and Advance America further acknowledge that such provisions represent terms which have been bargained for in the course of the parties’ discussions and negotiations leading to the agreement, and that the bargaining power of the Members and Advance America is approximately equal in the matters set forth in this agreement.

10.8        Limitation on Rights of Other Persons.  Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, firm, corporation or other entity other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby, except as herein otherwise provided.

10.9        Severability.  If any provision of this Agreement shall be held or deemed to be, or shall in fact be, illegal, inoperative or unenforceable, the same shall not affect any other provision contained herein, or render the same invalid, inoperative or unenforceable to any extent whatsoever.

[* * *  SIGNATURES TO FOLLOW * * *]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

By:
Name:
Title:

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

Church and Commerce, LLC

	By:	Johnson Development Associates, Inc.
Its Manager

By:
	Name:	A. Foster Chapman
	Title:	President

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

MEMBERS:

By:
GEORGE DEAN JOHNSON, JR. as Trustee of the Revocable Trust Agreement of George Dean Johnson, Jr. dated July 17, 2001

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

By:
DAN C. BREEDEN, JR. Trustee under Trust Agreement dated 4/21/98 establishing AAI/GDJ, III Trust

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

By:
DAN C. BREEDEN, JR. Trustee under Trust Agreement dated 4/21/98 establishing AAI/SPJ Trust

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

By:
DAN C. BREEDEN, JR. Trustee under Susan P. Johnson Revocable Trust dated 7/17/01

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

STEVEN A. McKENZIE

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

BRENDA G. McKENZIE

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

DEAN L. BUNTROCK

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

ROSEMARIE BUNTROCK

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

CHARLEY BUNTROCK ZECHES

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

MARGOT WEINSTEIN

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

By:
CHARLEY BUNTROCK ZECHES AND MARGOT WEINSTEIN AS CO-TRUSTEES OF THE DEAN L. BUNTROCK GRANDCHILDREN’S TRUST DATED JANUARY 1, 1997

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

DONOVAN A. LANGFORD, III

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

CLAYTON BUNTROCK

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

JOHN P. NUZZO

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

WILLIAM M. WEBSTER, IV

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

LINDSAY L. WEBSTER

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

By:
GEORGE DEAN JOHNSON, JR. as Trustee of the Irrevocable Trust Agreement dated March 15, 1999

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

STEWART H. JOHNSON

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

DAN C. BREEDEN, JR.

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

JANE J. BREEDEN

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

By:
JANE J. BREEDEN as Custodian for Mary Nicholson Breeden under Uniform Gifts to Minors Act

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

By:
JANE J. BREEDEN as Custodian for Anne Carroll Breeden under Uniform Gifts to Minors Act

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

By:
JANE J. BREEDEN as Custodian for Sally Johnson Breeden under Uniform Gifts to Minors Act

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

A. FOSTER CHAPMAN

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

ROBERT A. BRANNON

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

JOHN T. EGELAND

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

ROBERT M. EDSEL

SWORN to before me this _________
day of ____________________, 2004

______________________________
Notary Public for ________________
My Commission Expires: _________
________________________(SEAL)

Exhibit A

Share Ownership and Purchase Price Allocation for Shares

Church & Commerce, LLC (C&C)

Contribution of Membership to Advance America, Cash Advance

Centers, Inc. (AA)

C&C Value	$7,100,000.00	AA Stock Price	$14.00
Less Mortgage	$(6,519,057.12)	Shares Issued	41,496
Value of Shares Issued	$580,942.88

Shareholder	Percentage Ownership of C&C	Shares Issued for C&C Contribution (with fractional shares)	Shares Issued for C&C Contribution (rounding to remove fractional shares)*	Total Shares Issued
Revocable Trust Agreement of George Dean Johnson, Jr., dated July 17, 2001, George Dean Johnson, Jr., Trustee	16.240%	6,738.95	6,739	6,739
Dan C. Breeden, Jr. Trustee under Trust Agreement dated 4/21/98 establishing AAI/GDJ, III Trust	6.750%	2,800.98	2,801	2,801
Dan C. Breeden, Jr. Trustee under Trust Agreement dated 4/21/98 establishing AAI/SPJ Trust	6.750%	2,800.98	2,801	2,801
Dan C. Breeden, Jr. Trustee under Susan P. Johnson Revocable Trust dated 7/17/01	3.340%	1,385.97	1,386	1,386
Steven A. McKenzie	15.000%	6,224.40	6,224	6,224
Brenda G. McKenzie	15.000%	6,224.40	6,224	6,224
Dean L. Buntrock	8.440%	3,502.26	3,502	3,502
Rosemarie Buntrock	3.376%	1,400.90	1,401	1,401
Charley Buntrock Zeches	0.422%	175.11	175	175
Charley Buntrock Zeches	0.844%	350.23	350	350
Margot Weinstein	0.844%	350.23	350	350
Charley Buntrock Zeches and Margot Weinstein as Co-Trustees of the Dean L. Buntrock Grandchildren’s Trust dated January 1, 1997	0.422%	175.11	175	175
Donovan A. Langford, III	0.422%	175.11	175	175
Clayton Buntrock	1.266%	525.34	525	525
John P. Nuzzo	0.844%	350.23	351	351

William M. Webster, IV	9.559%	3,966.52	3,967	3,967
Lindsay L. Webster	0.675%	280.10	280	280
George Dean Johnson, Jr., Trustee of the Irrevocable Trust Agreement dated March 15, 1999	3.266%	1,355.34	1,355	1,355
Stewart H. Johnson	3.370%	1,398.42	1,399	1,399
Daniel C. Breeden, Jr.	0.270%	112.04	113	113
Jane J. Breeden	0.270%	112.04	112	112
Jane J. Breeden as Custodian for Sally Johson Breeden under the Uniform Gifts for Minors Act	0.270%	112.04	112	112
Jane J. Breeden as Custodian for Anne Carroll Breeden under the Uniform Gifts for Minors Act	0.270%	112.04	112	112
Jane J. Breeden as Custodian for Mary Nicholson Breeden under the Uniform Gifts for Minors Act	0.270%	112.04	112	112
A. Foster Chapman	0.680%	282.17	282	282
Robert A. Brannon	0.680%	282.17	282	282
John T. Egeland	0.106%	43.99	44	44
Robert M. Edsel	0.354%	146.90	147	147

	100.0000%	40,628.73	40,629.00	40,629

*     Rounded shares, added 1 to each of the largest members: George, Brenda, & Steve McKenzie.

Exhibit A-1

Membership as of December ________, 2004

Member’s Name And Address
Revocable Trust Agreement of George Dean Johnson, Jr., dated July 17, 2001, George Dean Johnson, Jr., Trustee PO Box 3524 Spartanburg, SC 29304
Dan C. Breeden, Jr. Trustee under Trust Agreement dated 4/21/98 establishing AAI/GDJ, III Trust P.O. Box 3524 Spartanburg, SC 29304
Dan C. Breeden, Jr. Trustee under Trust Agreement dated 4/21/98 establishing AAI/SPJ Trust P.O. Box 3524 Spartanburg, SC 29304
Dan C. Breeden, Jr. Trustee under Susan P. Johnson Revocable Trust dated 7/17/01 P.O. Box 3524 Spartanburg, SC 29304
Steven A. McKenzie PO Box 1479 Cleveland, TN 37364
Brenda G. McKenzie PO Box 6092 Cleveland, TN 37320-6092
Dean L. Buntrock Oakbrook Terrace Tower One Tower Lane, Suite 2242 Oakbrook Terrace, IL 60181
Rosemarie Buntrock Oakbrook Terrace Tower One Tower Lane, Suite 2242 Oakbrook Terrace, IL 60181
Charley Buntrock Zeches 61 Vicksburg Street San Francisco CA 94119
Margot Weinstein 47 Burying Hill Road Greenwich, CT 06831

Charley Buntrock Zeches and Margot Weinstein as Co-Trustees of the Dean L. Buntrock Grandchildren’s Trust dated January 1, 1997 Oakbrook Terrace Tower, #2242 One Tower Lane Oak Brook Terrace, IL 60181
Donovan A. Langford, III 1949 Buckingham Drive Wheaton, IL 60187
Clayton Buntrock 2200 Northeast Parkway St. Joseph MO 64506
John P. Nuzzo 54 Bud Lane Stamford CT 06903
William M. Webster, IV 184 Mills Ave. Spartanburg, SC 29302
Lindsay L. Webster 184 Mills Ave. Spartanburg, SC 29302
George Dean Johnson, Jr., Trustee of the Irrevocable Trust Agreement dated March 15, 1999 PO Box 3524 Spartanburg, SC 29304
Stewart H. Johnson PO Box 3555 Spartanburg, SC 29304
Daniel C. Breeden, Jr. PO Box 3524 Spartanburg, SC 29304
Jane J. Breeden PO Box 3524 Spartanburg, SC 29304
Jane J. Breeden as Custodian for Sally Johnson Breeden under the Uniform Gifts for Minors Act PO Box 3524 Spartanburg, SC 29304

Jane J. Breeden as Custodian for Anne Carroll Breeden under the Uniform Gifts for Minors Act PO Box 3524 Spartanburg, SC 29304
Jane J. Breeden as Custodian for Mary Nicholson Breeden under the Uniform Gifts for Minors Act PO Box 3524 Spartanburg, SC 29304
A. Foster Chapman Johnson Development Associates PO Box 3524 Spartanburg, SC 29304
Robert A. Brannon 105 Montgomery Circle Spartanburg, SC 29302
John T. Egeland PO Box 3058 Spartanburg, SC 29304
Robert M. Edsel 2911 Turtle Creek Blvd Dallas, TX 75219

Exhibit D

LOAN DOCUMENTS
1.	Loan Commitment Letter
2.	Mortgage (a) Exhibit “A” Legal Description
3.	UCC-1 Financing Statements together with Exhibit A and Schedule A (a)SC Secretary of State (CC) (b)Spartanburg County (CC) (c)DE Secretary of State (AA) (d)SC Secretary of State (AA)
4.	Limited Recourse Guaranty (a) Stewart H. Johnson
5.	Assignment of Parking Agreement (a)Borrower (b)Tenant-Pledge
6.	Assignment of Leases
7.	Promissory Note
8.	Environmental/ADA Indemnity
9.	(a) Escrow Waiver Letter (b) Waiver of Appraisal Rights
10.	SNDA
11.	Tenant Estoppel
12.	Affidavit of No Change, Damage or Destruction Property
13.	UCC Pre-Closing Searches (a)Sec. of State (b)Sptbg. County (c)UCC Search Report (CC) (d)Sptbg. County (AA) (e)Sec. of State (AA) (f)DE Sec. of State (AA) (g)UCC Search Report (AA)
14.	UCC Post Closing Searches (a)Sec. of State (b)Sptbg. County
15.	Borrower Counsel’s Legal Opinion (a) Borrowing Representation Certificate